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                                                                     EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Bob Evans Farms, Inc. of our report dated June 8, 2004, included in the 2004 Annual Report to Stockholders of Bob Evans Farms, Inc.

We also consent to the incorporation by reference of our report dated June 8, 2004, with respect to the consolidated financial statements incorporated herein by reference in the following Registration Statements:

     o   Form S-8      No. 33-30665 ---  1989 Stock Option Plan for Nonemployee
                                         Directors

     o   Form S-8      No. 33-34149 ---  401(k) Retirement Plan

     o   Form S-8      No. 33-42778 ---  1991 Incentive Stock Option Plan

     o   Form S-8      No. 33-53166 ---  First Amended and Restated 1992 Nonqualified
                                         Stock Option Plan (formerly known as the Bob
                                         Evans Farms, Inc. Nonqualified Stock Option Plan)

     o   Form S-8      No. 33-69022 ---  First Amended and Restated 1993 Long Term
                                         Incentive Plan for Managers (formerly known as
                                         the Bob Evans Farms, Inc. Long Term Incentive
                                         Plan for Managers)

     o   Form S-8      No. 33-55269 ---  First Amended and Restated 1994 Long Term
                                         Incentive Plan (formerly known as the Bob Evans
                                         Farms, Inc. 1994 Long Term Incentive Plan)

     o   Form S-8      No. 333-74829 --  First Amended and Restated 1998 Stock Option
                                         and Incentive Plan (formerly known as the Bob
                                         Evans Farms, Inc. 1998 Stock Option and Incentive
                                         Plan)

     o   Form S-3      No. 333-74739 --  Dividend Reinvestment and Stock Purchase
                                         Plan

     o   Form S-8      No. 333-106016 -  401(k) Retirement Plan


    /s/ Ernst & Young, LLP

    Columbus, Ohio
    July 13, 2004